Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Amendment No. 1 to Form 10-K/A of Herbst Gaming, Inc. (the “Company”) for the period ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Edward J. Herbst, as Chairman of the Board and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Edward J. Herbst
Edward J. Herbst
Chief Executive Officer
May 20, 2004

In connection with the Annual Report on Amendment No. 1 to Form 10-K/A of Herbst Gaming, Inc. (the “Company”) for the period ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Mary Beth Higgins, as Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Mary E. Higgins
Mary E. Higgins
Chief Financial Officer
May 20, 2004

The foregoing certification is being furnished solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Report or as a separate disclosure document.